Exhibit 99.1

Investor Presentation October 2023 NASDAQ: PALT A Communications Software Innovator That Powers Multimedia Social Applications

Paltalk, Inc. | Ticker: NASDAQ: PALT

SAFE HARBOR

This presentation is for discussion purposes only. Certain material is based upon third-party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Paltalk, Inc. ("PALT," "Paltalk", "we", "our", "us" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "began," "believe," "budget," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "target," "would" and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following:

- our ability to effectively market and generate revenue from our applications;
- our ability to generate and maintain active users and to effectively monetize our user base;
- our ability to update our applications to respond to rapid technological changes;
- the intense competition in the industry in which our business operates and our ability to effectively compete with existing competitors and new market entrants;
- our ability to consummate favorable acquisitions and effectively integrate any companies or properties we acquire;
- the dependence of our applications on mobile platforms and operating systems that we do not control, including our heavy reliance on the platforms of Apple, Facebook and Google and their ability to discontinue, limit or restrict access to their platforms by us or our applications, change their terms and conditions or other policies or features (including restricting methods of collecting payments, sending notifications or placing advertisements), establish more favorable relationships with one or more of our competitors or develop applications or features that compete with our applications;
- our ability to develop, establish and maintain strong brands;
- our reliance on our executive officers and consultants;
- our ability to adapt or modify our applications for the international market and derive revenue therefrom;
- the ability of foreign governments to restrict access to our applications or impose new regulations;
- the reliance of our mobile applications on having a mobile data plan and/or Wi-Fi access to gain internet connectivity;
- the effect of security breaches, computer viruses and cybersecurity incidents;
- our reliance upon credit card processors and related merchant account approvals and the impact of chargeback liabilities that we may face from credit card processors;
- the possibility that our users or third parties may be physically or emotionally harmed following interaction with other users; and
- our ability to obtain additional capital or financing when and if necessary, to execute our business plan, including through offerings of debt or equity or sale of any of our assets.

For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission ("SEC"), including the discussion under "Risk Factors" set forth in our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation, except to the extent required by applicable securities laws.

SOCIAL VIDEO APPS FOR CONSUMERS Paltalk, Inc. operates a network of consumer applications that create a unique social media enterprise where users can meet, see, chat, broadcast, play games and message in real time in a secure environment with others in the Paltalk network. CORE TECHNOLOGY SINCE 1998 Pioneers in Multimedia Communication Software Patents, licensed to Microsoft, Sony, Activision/Blizzard 40+ Technologists Billions of multimedia messages sent to nearly half a billion users 3 10 ABOUT PALTALK Paltalk, Inc. | Ticker: NASDAQ: PALT (1) Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Adjusted EBITDA to net loss, the most directly comp arable financial measure calculated and presented in accordance with GAAP, see slide 15 (2) Represents six months ended June 30, 2023 (3) As of August 4, 2023 Financial Data 6/30/23 Cash Balance $13.7M 2023 YTD (2) Revenues $5.5M, - 1% vs PY 2023 YTD (2) Net Loss ($0.6M), - 68% vs PY 2023 YTD Adj. EBITDA (1) ($0.7M), - 52% vs PY Shares Outstanding (3) 9.2 Million Market Data (as of 9/25/23) Ticker (NASDAQ): PALT Price: $1.93 52 Week Range: $1.28 - $4.60 Market Cap: $18 Million

ENTREPRENEURIAL MANAGEMENT TEAM Building over 20 years of history of pioneering communications technology ESTABLISHED SCALABLE VIDEO PLATFORM Proprietary live video technology and global commercial platform supports new potential avenues of growth Potential growth in live video driven by expanding product offering Seeking accretive acquisitions HEALTHY BALANCE SHEET AND CASH FLOW Cash balance of $13.7 million (1) No debt (1) Well - positioned for M&A strategy 4 MARKET GROWTH INVESTMENT HIGHLIGHTS Paltalk, Inc. | Ticker: NASDAQ: PALT Connecting People With Common Interests (1) As of June 30, 2023

Leading live video chat communities with over 20 years of history enabling users to connect and communicate across multiple devices, offering : Shared Common Interest 24/7 Entertainment A Platform for Free Expression Connection to Family/Friends Paltalk, Inc. | Ticker: NASDAQ: PALT 5 PALTALK IS A COMMUNICATIONS SOFTWARE INNOVATOR

6 2001 Launched freemium model with subscription upsell 2004 Softbank invests $6.0M at a $24M pre money valuation 2010 2011 Future Growth 2016 2019 2020 Camfrog Acquisition Sony, Microsoft & Activision/Blizzard Patent Licenses Company merged with public company Snap Interactive Sale of Dating Business Jason Katz named CEO. Sold secure communications assets and renamed the Company to Paltalk, Inc. CORPORATE TIMELINE Paltalk, Inc. | Ticker: NASDAQ: PALT 2021 Uplist to Nasdaq Raised $15 Million in two public offerings Filed patent infringement suit Patent No. (U.S. 6,683,858) against Cisco; Markman hearing 2022 2023 ManyCam Asset Acquisition Trial against Cisco for patent infringement (U.S. Patent No. 6,683,858) scheduled for first half of 2024

Billions of multimedia messages sent to nearly half a billion users US - focused, worldwide video chat community targeting users over 35 Unlimited Live Video Chat Asia - centric video chat community targeting users from 18 - 35 Browse through thousands of chat rooms all over the world 7 Webcam with multiple different video chat and video streaming applications Video chat with old friends and meet new ones SOCIAL VIDEO APPS Paltalk, Inc. | Ticker: NASDAQ: PALT Add live graphics effects and filters to video feeds US - focused video chat community targeting users 18 - 35 US - focused video chat community targeting users 18 - 35

8 ASSET ACQUISITION CLOSED JUNE 2022 • Live streaming software and virtual camera. • Allows users to deliver professional live videos on streaming platforms, video conferencing apps or remote learning tools. • Multiple camera feeds, backgrounds, effects and user sharing capability. • Updated version 8.0 offers new and improved enhancements. • Averaging 6,000+ daily installs, with more than 1 million downloads to - date. (1) • Integrated into Paltalk and Camfrog. MANYCAM ASSET ACQUISITION Paltalk, Inc. | Ticker: NASDAQ: PALT (1) As of June 30, 2023

9 SUBSCRIPTIONS Freemium model with subscriptions that expand access and unlock status VIRTUAL GIFTS Virtual gifts enhance status and build relationships ADVERTISING REVENUE Driven by ad networks and direct - to - advertiser relationships BUSINESS MODEL & REVENUE STREAMS Paltalk, Inc. | Ticker: NASDAQ: PALT

SEEK STRATEGIC ACCRETIVE ACQUISITIONS Continue to explore strategic opportunities, including, but not limited to, potential mergers or acquisitions of other assets or entities that are synergistic to our businesses Seek acquisitions or joint ventures that would be accretive to overall strategy and/or enhance user experience, upon which we can overlay our proven monetization strategy (i.e., addition of Camfrog, Vumber, ManyCam and Tiny Chat) DEVELOP CUSTOMIZABLE INTERFACE Leverage existing technology and first mover advantage to create private label products for other companies to integrate video functionality into their businesses OPTIMIZE MARKETING Optimize the existing programming with influencers to leverage their users and create curated rooms based on specific interests 10 ROADMAP TO FUTURE GROWTH Paltalk, Inc. | Ticker: NASDAQ: PALT

11 2027 2022 $19.1B $10.6B 12.6% CAGR Video Chat Apps Rise to Prominence Amid Pandemic (2) 57% of Americans report currently using video chat platforms for work or social reasons. 38% say they had never used a video chat platform prior to the beginning of pandemic - related lockdowns. A vast majority of those currently using the platforms (85%) believe they will continue using them once pandemic lockdowns are lifted. THE DIGITAL VIDEO OPPORTUNITY (1) Markets and Markets November 2022 Report (2) IPSOS May 2020 Video Chat Platforms Paltalk, Inc. | Ticker: NASDAQ: PALT The Global Video Conferencing Market was worth $10.6 billion in 2022. It is expected to grow to $19.1 billion by 2027, with compound annual growth rate (CAGR) of 12.6%. The necessity of incorporating employees in establishing strategic goals, the decreased travel time and expense and the growing demand for virtual meeting and hangout spaces have all contributed to growth in spending on video conferencing systems and chat rooms. Global Video Conferencing Market (1)

12 • Revenue decreased by 1% to $5.5 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022 • Net Loss decreased by 68% to $0.6 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022 • Adjusted EBITDA (1) loss decreased by 52% to $0.7 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022 June 30, 2022 June 30, 2023 Six Months Ended (in 000s) $5,407 $5,391 Subscription revenue $5,571 $5,520 Total revenue ($1,868) ($603) Net loss ($1,393) ($663) Adjusted EBITDA (1) ($4,786) ($1,089) Net cash flow 6 MONTHS YTD FINANCIAL HIGHLIGHTS (1) Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Adjusted EBITDA to net loss, the most directly comp arable financial measure calculated and presented in accordance with GAAP, see slide 15 Paltalk, Inc. | Ticker: NASDAQ: PALT

13 December 31, 2022 June 30, 2023 $000s $14,740 $13,651 Cash and Cash Equivalents $25,432 $24,387 Total Assets $2,257 $2,169 Deferred Subscription Revenue $4,457 $3,911 Total Liabilities $20,974 $20,477 Shareholders’ Equity $25,432 $24,387 Total Liabilities and Shareholders' Equity . STRONG BALANCE SHEET Paltalk, Inc. | Ticker: NASDAQ: PALT $13.7 Million of Cash on Balance Sheet At 6/30/23 Positioned to Support Organic and Acquisitive Growth

Jason Katz CHAIRMAN, CEO Joined Paltalk in 2019 Former CFO of Walker Innovation Inc. Former CFO of Bluefly, Inc. 8 years public accounting experience, CPA, Member AICPA B.S. in Accounting from Binghamton University School of Managemen t Kara Jenny CFO, DIRECTOR Founder of Paltalk Authority on instant messaging as well as web - based voice and video Co - founder of MJ Capital, a money management firm J.D. from NYU Law and a B.A. from the University of Pennsylvania 14 SEASONED LEADERSHIP Paltalk, Inc. | Ticker: NASDAQ: PALT

ENTREPRENEURIAL MANAGEMENT TEAM Building on 20 years of history of pioneering communications technology ESTABLISHED SCALABLE VIDEO PLATFORM Proprietary live video technology and global commercial platform supports new potential avenues of growth Potential growth in live video driven by the global pandemic Seeking accretive acquisitions HEALTHY BALANCE SHEET AND CASH FLOW Cash balance of $13.7 million No debt Well - positioned for M&A strategy 15 MARKET GROWTH NON - GAAP RECONCILIATION: ADJUSTED EBITDA Paltalk, Inc. | Ticker: NASDAQ: PALT T he Company has provided in this release Adjusted EBITDA, a non - GAAP financial measure, to supplement the consolidated financial statements, which are prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) . Adjusted EBITDA is defined as net income (loss) adjusted to exclude interest (income) expense, net, other (income) expense, income taxes (benefit) expense, impairment loss on digital tokens, depreciation and amortization expense, and stock - based compensation expense . Management uses Adjusted EBITDA internally in analyzing the Company’s financial results to assess operational performance and to determine the Company’s future capital requirements . The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP . The Company believes that both management and investors benefit from referring to Adjusted EBITDA in assessing its performance and when planning, forecasting and analyzing future periods . The Company believes Adjusted EBITDA is useful to investors and others to understand and evaluate the Company’s operating results and it allows for a more meaningful comparison between the Company’s performance and that of competitors . Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider this performance measure in isolation from or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are that Adjusted EBITDA does not reflect, among other things : interest (income) expense, net, income tax (benefit) expense, depreciation and amortization expense, other (income) expense, net, and stock - based compensation . Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure . Because of these limitations, you should consider Adjusted EBITDA along with other financial performance measures, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP .

Thank you. Paltalk, Inc. 30 Jericho Executive Plaza Suite 400E Jericho, NY 11753 www.paltalk.com @Paltalk Paltalk, Inc. | Ticker: NASDAQ: PALT Investor Relations: ClearThink Capital nyc@clearthink.capital P: 917 - 658 - 7878